Exhibit 10.8

EXECUTION VERSION

FIRST AMENDMENT TO INTELLECTUAL PROPERTY SECURITY AGREEMENT
(APPLIED DNA SCIENCES, INC.)

This FIRST AMENDMENT TO INTELLECTUAL PROPERTY SECURITY AGREEMENT (this “Amendment”), dated as of February 26, 2019, is between APPLIED DNA SCIENCES, INC., a Delaware corporation (the “Grantor”) and DELAWARE TRUST COMPANY, a Delaware corporation, as collateral agent (together with its successors and assigns, in such capacity, the “Collateral Agent”) for the benefit of the undersigned investors (each, a “Buyer” and collectively, the “Buyers”; the Buyers and the Collateral Agent are collectively, together with their successors and assigns, referred to herein as the “Secured Parties”) and the other Secured Parties.

WITNESSETH:

WHEREAS, the Grantor and the Collateral Agent are parties to that certain Security Agreement, dated as of October 19, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), whereby the Grantor granted a security interest in substantially all of its tangible and intangible assets, whether real or personal property, now or hereafter acquired (the “Collateral”), to the Collateral Agent for the ratable benefit of the Secured Parties;

WHEREAS, in connection with the Security Agreement, the Issuer executed and delivered that certain Intellectual Property Security Agreement, dated as of October 19, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”) in favor of the Collateral Agent for the ratable benefit of the Secured Parties;

WHEREAS, the Grantor has requested and the Secured Parties, by their execution and acknowledgement hereof, have each agreed, subject to the terms of this Amendment, to amend the Security Agreement as provided herein; and

NOW, THEREFORE, the parties hereto hereby agree as follows, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged:

1.       Definitions. Capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings given to such terms in the IP Security Agreement.

2.       Amendment to the IP Security Agreement. The parties hereto agree, intending to be legally bound, the second “WHEREAS” clause of the IP Security Agreement is hereby amended and restated, in its entirety, as follows:

“WHEREAS, Grantor is party to (i) the Securities Purchase Agreement, dated as of August 31, 2018 (the “August Securities Purchase Agreement”) and (ii) the Securities Purchase Agreement, dated as of November 29, 2018 (the “November Securities Purchase Agreement” and together with the August Securities Purchase Agreement, collectively, the “Securities Purchase Agreement”), in each case with the Buyers party thereto."

3.       Ratification. Except as specifically modified herein, the terms of the IP Security Agreement shall remain in full force and effect. This Amendment shall be construed in connection with and as a part of the IP Security Agreement and, except as expressly amended by this Amendment, all terms, conditions, covenants, representations and warranties contained in the IP Security Agreement is hereby ratified and shall be and remain in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the IP Security Agreement without making specific reference to this Amendment, but nevertheless all such references shall include this Amendment.

4.       Parties Bound. This Amendment shall be binding on and inure to the benefit of (i) the Grantor and (ii) the Secured Parties, as well as each of their respective heirs, executors, administrators, legal representatives, successors and assigns, except as otherwise expressly provided for herein.

5.       Counterparts and Signatures. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument. The transmission or receipt of a facsimile or similar communication being a reproduction of a party’s signature or initial shall produce the same legal result as the transmission or receipt of an original signature or initial.

6.       Severability of Provisions. Any provision of this Amendment which is prohibited and unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibitive or enforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

7.       Section Headings. The Section headings used in this Amendment are for convenience only and shall not affect the construction of this Amendment.

8.       Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

9.       Instruction to Collateral Agent. Each of the Buyers, by its acknowledgement hereof, hereby directs the Collateral Agent to execute and deliver this Amendment, and authorizes the Collateral Agent to take action as agent on its behalf and to exercise such powers and discretion under the IP Security Agreement as are delegated to the Collateral Agent by the terms thereof, together with such powers and discretion as are reasonably incidental. This Section 9 is solely for the benefit of the Collateral Agent and the Buyers and neither the Grantor nor any other Person shall have rights as a third party beneficiary of the provisions in this Section 9.

10.       Costs and Expenses. Without limiting any expense or indemnity provisions set forth in the IP Security Agreement, the Grantor agrees to pay on demand all reasonable and documented out-of-pocket expenses, fees, and disbursements (including reasonable and documented attorneys’ fees and expenses) of the Collateral Agent and the Buyers in connection with the negotiation, preparation, execution, delivery and administration of this Amendment.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

GRANTOR:

APPLIED DNA SCIENCES, INC., a Delaware corporation

By:	/s/ Beth Jantzen
Print Name: Beth Jantzen, CPA
Its: Chief Financial Officer

[Signatures Continue on Following Page]

Signature Page to First Amendment to IP Security Agreement (Issuer)

COLLATERAL AGENT

DELAWARE TRUST COMPANY,
as Collateral Agent

By	/s/ Alan R. Halpern
Name: Alan R. Halpern
Title: Vice President

[Signatures Continue on Following Page]

Signature Page to First Amendment to IP Security Agreement (Issuer)

ACKNOWLEDGED AND CONSENTED TO BY BUYERS:

By:	/s/ James A. Hayward
Print Name: James A. Hayward

By:	/s/ Judith Murrah
Print Name: Judith Murrah

By:	/s/ Yavoc Shamash
Print Name: Yavoc Shamash

By:	/s/ Robert Catell
Print Name: Robert Catell

By:	/s/ Elizabeth Schmalz Ferguson
Print Name: Elizabeth Schmalz Ferguson

By:	/s/ Gregg Baldwin
Print Name: Gregg Baldwin

By:	/s/ William Montgomery 2/11/19
Print Name: William Montgomery

By:	/s/ J van Eeden
Print Name: Johnette van Eeden

By:	/s/ John Cartier
Print Name: John Cartier

Signature Page to First Amendment to IP Security Agreement (Issuer)

ACKNOWLEDGED AND CONSENTED TO BY BUYERS (continued):

By:	/s/ Wayne Buchen
Print Name: Wayne Buchen

Delabarta II

By:	/s/ John Bitzer III
Print Name: John F. Bitzer III
Title: President

The Rodgers Living Trust Dated April 7, 1995

By:	/s/ Jay D. Rodgers
Print Name: Jay D. Rodgers
Title: Trustee

Signature Page to First Amendment to IP Security Agreement (Issuer)